STOCKHOLDER AGREEMENT


         AGREEMENT, dated as of February 2, 1999, among James M. Probst, an individual residing at ______________, Mel S. Stonebraker, an individual residing at _____, Paragon Coyote Texas Ltd., a Texas limited partnership ("Paragon") (Messrs. Probst and Stonebraker and Paragon collectively referred to as the "Probst Group"), Richard P. Johnston and Jayne A. Johnston Charitable Remainder Trust #3 (Richard P. Johnston, Trustee) ("Johnston" CRT #3"), having an office at Teton Pines, 4350 Greens Place, Wilson, Wyoming 83014, David E. Johnston, an individual residing at 1935 W. Muirhead Loop, Oro Valley, Arizona 85737, Kenneth J. Warren, an individual residing at 5567 Caplestone Lane, Dublin, Ohio 43017 (Messrs. David E. Johnston and Warren, and Johnston CRT #3, collectively referred to as the "Johnston Group") and Berenson Minella & Company, L.P., a New York limited partnership having an office at 667 Madison Avenue, New York, New York 10021 (the "BMC Group"), and each member of the Probst Group, the Johnston Group and the BMC Group individually referred to as a "Stockholder" and collectively as "Stockholders"), and Coyote Sports, Inc., a Nevada corporation (the "Company").

         WHEREAS, the Company and Royal Precision, Inc., a Delaware corporation ("RPI"), are entering into an Agreement and Plan of Merger dated as of even date herewith (the "Merger Agreement"), providing for the merger of a wholly-owned subsidiary of the Company with and into RPI (the "Merger") pursuant to the terms and conditions of the Merger Agreement, and setting forth certain representations, warranties and agreements which each of the parties thereto is making thereby in connection with the Merger; and

         WHEREAS, in connection with the Merger, each Stockholder hereto desires to provide for the voting of the Common Stock, par value $.005 per share, of the Company (the "Common Stock") and the Preferred Stock, par value $.005 per share, of the Company (the "Preferred Stock" and, collectively with the Common Stock, the "Stock"), for directors for the Company Board; and

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Representations of Stockholders. Each Stockholder represents and warrants:

         1.1. Such Stockholder is the sole, true, lawful and beneficial owner of the number of shares of Stock (the "Shares") listed on the signature page hereof as being owned by such Stockholder with no restrictions on such Stockholder's voting rights or rights of disposition pertaining thereto, except those under the Securities Act of 1933, as amended (the "1933 Act"), and those that would not in any material way limit or otherwise adversely affect the obligations of such Stockholder under this Agreement or by the proxy to be delivered by such Stockholder pursuant hereto. At the Effective Date (as defined in the Merger Agreement), such Stockholder will have good and valid title to the Shares listed on the signature page hereof as being owned by such Stockholder free and clear of any and all claims, liens, charges, encumbrances and security interests. None of the Shares owned by such Stockholder is subject to any voting trust or other agreement or arrangement with respect to the voting of such shares that would in any way limit or otherwise adversely affect the voting rights granted by such Stockholder under this Agreement. Such Stockholder does not "beneficially own" (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), any shares of Stock other than the Shares listed on the signature page hereof as being beneficially owned by such Stockholder and other than any shares of Stock which such Stockholder may obtain upon the exercise of the options described in the Company's proxy statement relating to the Merger.

         1.2. The execution, delivery and performance by such Stockholder of this Agreement does not and will not contravene or constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of such Stockholder or to a loss of any benefit of such Stockholder under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on such Stockholder or result in the imposition of any lien on any asset of such Stockholder.

         1.3. This Agreement is the valid and binding Agreement of such Stockholder. If this Agreement is being executed in a representative or fiduciary capacity for such Stockholder, the person signing this Agreement for such Stockholder has full power and authority to enter into and perform such Agreement for such Stockholder.


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

          SECTION   2. Composition of the Board.

         2.1. The Company Board shall consist of eight members each serving for a term of one year. The Johnston Group shall be entitled, but not required, to designate three members of the Company Board (the "Johnston Directors"), the BMC Group shall be entitled, but not required, to designate one member of the Company Board (the "BMC Director") and the Probst Group shall be entitled, but not required, to designate four members of the Company Board (the "Probst Directors"). At any time that the number of directors constituting the full Board shall be increased, the director designation ratio of the Johnston Group, the BMC Group and the Probst Group hereunder shall continue until a Group no longer owns at least 10% of the outstanding Stock; in which event this Agreement shall no longer apply to such Group and the members of the Board designated by such Group, to the extent, if any requested by the remaining members of the Board. Each of the Johnston Group and the BMC Group shall be entitled to designate one director designated by such Group to serve on the Board to serve on the Executive Committee, and the Probst Group shall be entitled to designate two directors designated by such Group to serve on the Board to serve on the Executive Committee (one of whom shall be designated as the Chairman of the Executive Committee). The Johnston Group and the BMC Group, acting collectively, shall be entitled to designate (i) one member of the Company Board to be elected as Chairman of the Board, and (ii) one member to the Compensation Committee of the Company Board. The Probst Group shall be entitled to designate the President and Chief Executive Officer of the Company. Each Stockholder entitled to vote for the election of directors to the Company Board agrees that such Stockholder will vote all of such Stockholder's Shares or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of stockholders) in order to ensure that the composition of the Board is as set forth in this Section 2.1.

         2.2. Each Stockholder agrees that if, (i) such Stockholder receives a notice from a Group that such Group requests that a director designated by such Group be removed, each Stockholder will vote all of such Stockholder's Shares or execute consents, as the case may be, to call a special meeting of the stockholders of the Company and to vote for the removal of such director at such meeting, and (ii) at any time such Stockholder is entitled to vote for the removal of one or more directors of the Company, except as set forth in (i) above, such Stockholder will not vote any of such Stockholder's Shares in favor of the removal of any director who shall have been designated pursuant to
Section 2.1, unless such removal shall be for Cause or the Group entitled to designate such director shall have consented to such removal in writing. Removal for "Cause" shall mean removal of a director because of such director's (a) willful and continued failure to substantially perform his duties as a director of the Company, (b) willful conduct which is significantly injurious to the Company, monetarily or otherwise, or (c) conviction for, or a guilty plea to, a felony.


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

         2.3. If, as a result of death, disability, retirement, resignation, removal (with or without cause) or otherwise, there shall exist or occur any vacancy on the Company's Board:

               2.3.1. the Group entitled under Section 2.1 to designate or nominate such director whose death, disability, retirement, resignation, removal (with or without cause) or otherwise resulted in such vacancy may designate another individual (a "Designee") to fill such capacity and serve as a director of the Company. The selection of a Designee by such Group shall be decided by the Stockholders of such Group by a majority vote where the number of votes each Stockholder has is determined by the number of Shares such Stockholder has; and

               2.3.2. each Stockholder then entitled to vote for the election of a Designee as a director of the Company agrees that such Stockholder will vote all of such Stockholder's Shares or execute a written consent, as the case may be, in order to ensure that a Designee be elected to the Company Board.

         2.4. This Agreement is intended to bind the Stockholders only with respect to the specific matters set forth herein, and shall not restrict any Stockholder from taking any other action or failing to take any other action in his capacity as an officer or director of the Company in accordance with his fiduciary duties.

         SECTION 3. Termination. The provisions of this Agreement shall only be effective on and after the Effective Date, and shall terminate and be of no further force and effect five years from and after the Effective Date.

         SECTION 4. No Voting Trusts. Each Stockholder agrees that such Stockholder will not, and will not permit any entity under any Stockholder's control to, deposit any of such Stockholder's Shares in a voting trust or subject any of his Shares to any arrangement or agreement with respect to the voting of such Shares with respect to the election of directors, other than this Agreement.

         SECTION 5. No Proxy Solicitations. No Stockholder will, nor permit any entity under such Stockholders' control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation l4A under the 1934 Act) in connection with the election of directors of the Company (or any election contest with respect thereto), in opposition to the provisions of Section 2.1; (b) initiate a stockholders' vote or action by consent of the Company stockholders in connection with the election of directors of the Company (or any election contest with respect thereto) in opposition to the provisions of Section 2.1; or (c) become a member of a "group" (as such term is used in Section 13(d) of the 1934 Act) with respect to any voting securities of the Company which group proposes to take any action with respect to the election of any director of the Company (or any election contest with respect thereto) with the purpose or effect of opposing the provisions of Section 2.1.

         SECTION 6. Transfer and Encumbrance. Each Stockholder agrees not to transfer, sell


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

or otherwise dispose of any of the Shares beneficially owned by such Stockholder to an "Affiliate" (as hereinafter defined) for a period of five years, unless such "Affiliate" agrees to be bound by the terms hereof, and signs an agreement in the form of Exhibit 6 hereof to such effect. As used in this Agreement,
"Affiliate" means any person, firm or corporation directly or indirectly controlling, controlled by, or under common control with, such person, firm or corporation. For purposes of this Agreement, "control" (including, with correlative meaning, the terms "controlling", "controlled by" and "under common control with"), as applied to any person, firm or corporation, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, firm or corporation, whether through the ownership of voting securities, by contract or otherwise. "Affiliate" includes any spouse, child or parent of a Stockholder. All certificates representing the Shares or New Shares shall be endorsed on the reverse side thereof substantially as follows:

   BY THE TERMS OF A STOCKHOLDER AGREEMENT, CERTAIN RESTRICTIONS HAVE BEEN PLACED UPON CERTAIN TRANSFERS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND SUCH SHARES ARE SUBJECT TO A VOTING AGREEMENT. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         SECTION 7. Additional Purchases. Each Stockholder agrees that such Stockholder will not purchase or otherwise acquire beneficial ownership of any Stock after the execution of this Agreement ("New Shares") nor will such Stockholder acquire the right to vote or share in the voting of any shares of Stock, other than the Shares, unless such Stockholder delivers to the Company promptly after such purchase or acquisition a written notice setting forth the total number of New Shares. Each Stockholder also agrees that any New Shares acquired or purchased by such Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted Shares.

         SECTION 8. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other parties if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or in damages, and accordingly, each party hereto agrees that the issuance of an injunction or other equitable remedy is the appropriate remedy for any such failure.

         SECTION 9. Entire Agreement. This Agreement supersedes all prior agreements among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or discharged, and no provision hereof may be modified or waived, except expressly by an instrument in writing signed by all the parties hereto. No waiver of any provision hereof by any party shall be deemed a waiver by any other party nor shall any such waiver be deemed a continuing waiver of any matter by such party.

         SECTION 10. Effective Date. This Agreement shall become effective on the Effective Date (as defined in the Merger Agreement).

         SECTION 11. Miscellaneous.

                  11.1. The parties, being concerned that either party may obtain some advantage by having the law of the jurisdiction of such parties principal place of business apply, and agreeing in concept to have this Agreement subject to the laws of a neutral jurisdiction, whose laws are perceived as being fair in general to the business community at large, have determined and agreed as follows: THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. EACH OF THE PARTIES AGREES THAT ANY LEGAL ACTION BETWEEN OR AMONG THE PARTIES RELATING TO THE ENTRY INTO OR PERFORMANCE OF THIS AGREEMENT, OR THE INTERPRETATION OR ENFORCEMENT OF TERMS HEREOF, SHALL BE BROUGHT IN A FEDERAL OR STATE COURT LOCATED IN NEW CASTLE COUNTY, DELAWARE, HAVING JURISDICTION OF THE SUBJECT MATTER THEREOF, AND EACH PARTY IRREVOCABLY CONSENTS TO PERSONAL JURISDICTION IN ANY SUCH FEDERAL OR STATE COURT, WAIVES ANY RIGHT TO OBJECT TO SUCH VENUE OR TO ASSERT THE DEFENSE OF FORUM NON-CONVENIENS, AND AGREES THAT SERVICE OF PROCESS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL ADDRESSED TO SUCH PARTY AT SUCH PARTY'S ADDRESS SET FORTH IN, OR DETERMINED IN ACCORDANCE WITH, SECTION 11.5 HEREOF.

                  11.2. If any provision of this Agreement or the application of any such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, including the remainder of the provision held invalid, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected.

                  11.3.   This   Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  11.4. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or inference shall be derived therefrom.

                  11.5. Any notices or other communications required or permitted by this Agreement shall be in writing and shall be delivered either by personal delivery, by nationally recognized overnight courier service, by facsimile, by first class mail or by registered or certified mail, return receipt requested, addressed to the party at the address appearing below the signature of such party, or to such other address as any party shall have previously designated to the others by written notice given in the manner hereinabove set forth. Notices shall be deemed given one day after being sent, if sent by overnight courier; when delivered and receipted for, if hand delivered; when received, if sent by facsimile or other electronic means or by first class mail; or when receipted for (or upon the date of attempted delivery where delivery is refused or unclaimed), if sent by certified or registered mail, return receipt requested.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                             COYOTE SPORTS, INC.


                                             By: /s/ James M. Probst
                                                 -------------------
                                                 James M. Probst, President
                                                 2291 Arapahoe Avenue
                                                 Boulder, Colorado  80302



                                             STOCKHOLDERS:


Signature of Stockholder:                    /s/ James M. Probst
                                             -------------------
                                             James M. Probst
                                             _________________________
                                             _________________________
Shares owned:                                    _____________________


Signature of Stockholder:                    /s/ Mel S. Stonebraker
                                             -------------------------
                                             Mel S. Stonebraker
                                             _________________________
                                             _________________________
Shares owned:                                    _____________________


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


Signature of Stockholder:                 PARAGON COYOTE TEXAS, LTD.
                                          By:  Paragon Management Group, Inc.,
                                                   its General Partner

                                          By:   /s/ Mark Pappas
                                                ------------------------------
                                                Mark Pappas
                                                President

Shares owned:                                   _____________________



Signature of Stockholder:                 By:   /s/ Bennett Dorrance
                                                ------------------------------
                                                Bennett Dorrance, Trustee of the
                                                Bennett Dorrance Trust dated
                                                April 21, 1989, as amended

Shares owned:                                   _____________________


Signature of Stockholder:                 By:   /s/ Christopher A. Johnston
                                                ------------------------------
                                                Christopher A. Johnston

Shares owned:                                   _____________________


Signature of Stockholder:                 RICHARD P. JOHNSTON AND JAYNE A.
                                            JOHNSTON CHARITABLE
                                            REMAINDER TRUST #3


                                          By:   /s/ Richard P. Johnston
                                                ------------------------------
                                                Richard P. Johnston, Trustee
                                                Teton Pines
                                                4350 Greens Place
                                                Wilson, Wyoming  83014

Shares owned:                                   ______________________


Signature of Stockholder:                 /s/ David E. Johnston
                                          --------------------------------
                                          David E. Johnston
                                          1935 W. Muirhead Loop
                                          Oro Valley, Arizona  85737

Shares owned:                                    _____________________


Signature of Stockholder:                 BERENSON MINELLA & COMPANY, L.P.


                                          By:   /s/ Raymond J. Minella
                                                ---------------------------
                                                Raymond J. Minella, General
                                                   Partner
                                                667 Madison Avenue
                                                New York, New York  10021

Shares owned:                                   _________________________

Signature of Stockholder:                 /s/ Kenneth J. Warren
                                          ----------------------------
                                          Kenneth J. Warren
                                          5567 Caplestone Lane
                                          Dublin, Ohio  43017

Shares owned:                             ___________________________


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


                                    EXHIBIT 6

                          FORM OF AGREEMENT TO BE BOUND
m
                                     [DATE]

Coyote Sports, Inc.
2291 Arapahoe Avenue
Boulder, CO  80302

Dear Sirs:

         Reference is made to the Stockholder Agreement dated as of January __, 1999 (the "Agreement"), among James M. Probst, Mel S. Stonebraker, Paragon Coyote Texas Ltd., Richard P. Johnston and Jayne A. Johnston Charitable Remainder Trust #3, David E. Johnston, Berenson Minella & Company, L.P., Kenneth
J. Warren and Coyote Sports, Inc. (the "Company"). Capitalized terms not defined herein have the meanings assigned to them in the Agreement.

         In consideration of the covenants and agreements contained in the Agreement and the transfer of the common stock and/or preferred stock of the Company (the "Shares") to the undersigned by a Stockholder, the undersigned hereby confirms and agrees to be bound by all of the provisions thereof.

         [The undersigned acknowledges that it is a condition to an effective pledge of the Shares under the Agreement that the pledgee agree, and the undersigned hereby confirms and agrees, that upon foreclosure of such pledge, the undersigned will take the Shares subject to all of the restrictions applicable to the pledgor under the Agreement.]**

         This letter shall be construed and enforced in accordance with the laws of the State of Delaware.

                                                 Very truly yours,



                                                 ____________________________
                                                 [Transferee]
**  Include in the case of a pledge


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